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Safe Harbor Statement Certain statements contained in this presentation regarding R.H. Donnelley's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "should," "will," "planned," "estimated," "potential," "goal," "outlook," "projected," "guidance," "forecasted" (or the symbols "E" "G" or "P"), and similar expressions, as they relate to R.H. Donnelley or its management, have been used to identify such forward-looking statements. Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies are described in detail in Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as well as the Company's other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) our ability to meet our substantial debt service obligations; (2) restrictive covenants under the terms of our debt and convertible preferred stock agreements; (3) usage of print yellow pages directories and changes in technology; (4) competition in the yellow pages industry and other competitive media; (5) our ability to continue to successfully integrate the business acquired from SBC; (6) reliance on and extension of credit to small- and medium-sized businesses; (7) dependence on third party providers of printing, distribution and delivery services and for the sale of advertising to national accounts; (8) general economic conditions and consumer sentiment in our markets; and (9) fluctuations in the price and availability of paper. During this presentation, we will also refer to certain non-GAAP financial measures. You can find additional information about these measures and a reconciliation between these measures and the comparable GAAP measures in the Appendices to this presentation, as well as pertinent information about these measures in our Current Report on Form 8-K filed with the SEC on April 27, 2005, which is available on our web site under "Investor Information," "SEC Filings."

Company Overview - Who We Are PF 2004 Publication Geographic Brand Sales Distribution Advertisers Coverage SBC $463 million 10 million 100,000 IL, IN Sprint $567 million 18 million 160,000 18 states Total $1,030 million 28 million 260,000 19 states Chicago Las Vegas Orlando Naples/ Ft. Myers

Company Overview - What We Offer Over One Billion References Annually!

Investment Highlights Strong Yellow Pages Industry and Products Online Local Commercial Search Opportunities RHD's DNA Exceptional Cash Flow

Strong Yellow Pages Industry and Products: Best Usage and Value Notes: Median percent of consumers making purchases across 155 headings who considered various media prior to making a decision to purchase. Source 2004 Media Impact Study, TNS Source: CRM Associates, 2004. Data limited to headings that have been available for 2 consecutive years. Online excludes IYP Yellow Pages Online Newspapers Magazines Television Radio Direct Marketing Avg Sales 59 44 30 20 11 10 9.4 Average sales return on investment(2) Internet Yellow Pages Catalogs Radio Magazines Coupons Online Services Television Newspapers Direct Mail Yellow Pages Influence 0.021 0.042 0.045 0.054 0.075 0.087 0.099 0.169 0.193 0.228 Media referenced most frequently by consumers(1)

Buying Universe(2) Category All else East 0.07 0.93 Purchasers per year: 14.1 million Average number of businesses considered: 1.6 Average purchase amount: $355 7% Media Usage(1) Television 0.09 Radio 0.06 Online 0.04 Newspapers 0.14 Magazines 0.03 Direct Mail 0.22 Coupons 0.1 Catalogs 0.03 Internet Yellow Pages 0.03 YELLOW PAGES 0.4 Strong Yellow Pages Industry and Products: Air Conditioning Service & Repair Notes: Types of advertising and information sources seen, read, heard, or used prior to the decision to buy the product or service (percent of purchasers). Source: 2004 Media Impact Study, TNS Percent of adults making a purchase or involved in a purchase decision in the past year. Source: 2004 Media Impact Study, TNS

Media Usage(1) Television 0.11 Radio 0.04 Online 0.74 Newspapers 0.12 Magazines 0.05 Direct Mail 0.08 Coupons 0.08 Catalogs 0.02 Internet Yellow Pages 0.03 YELLOW PAGES 0.05 Strong Yellow Pages Industry and Products: Airlines Notes: Types of advertising and information sources seen, read, heard, or used prior to the decision to buy the product or service (percent of purchasers). Source: 2004 Media Impact Study, TNS Percent of adults making a purchase or involved in a purchase decision in the past year. Source: 2004 Media Impact Study, TNS Buying Universe(2) Purchasers per year: 49.8 million Average number of businesses considered: 2.9 Average purchase amount: $737 Category All else East 0.23 0.77 23%

Strong Yellow Pages Industry and Products: Key Takeaways Regarding Print Print yellow pages have over 1,000 different categories or classified headings(1) Approximately 75% of industry print revenue is sold in top 200 categories(2) References to the 1,000+ print categories declining very slightly(1) Migration of references online has been category specific and primarily from low or non-revenue categories for publishers Advertiser satisfaction remains extremely high as evidenced by 90%+ recurring revenue rates Notes: "The YPIMA 1985 - 2005 Industry Usage Study", YPIMA, 2005 "Yellow Pages Usage Trends", CRM Associates, 2004

Strong Yellow Pages Industry and Products: Consistent Growth Source: Veronis Suhler Stevenson Communications Industry Forecast - July 2004 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Revenue 8.9 9.2 9.3 9.5 9.8 10.2 10.7 11.4 12.1 13 14 14.7 14.9 14.9 15.6 CAGR of 4.1% US Directories Advertising Revenue ($ in billions) 90+% Recurring Revenues Leads to Stable and Visible Results

Investment Highlights Online Local Commercial Search Opportunities Stable, visible revenue stream Strong ROI to diverse customer base Essential resource for people ready to buy Strong Yellow Pages Industry and Products

Same Success Factors in Print and Online Local Advertiser Relationships Local Market Usage Relevant Local Content Online Local Commercial Search Opportunities: Foundation of Success in Online Search The Digital "Sweet Spot" Goal: To be #1 in Local Commercial Search in our Markets Objective: To get to the Digital "Sweet Spot" in our Markets

Build Usage Establish strategic partnerships Advertising and promotion Build consumer loyalty Introduce New Products And Services Identify and fulfill needs of small & medium sized enterprises (SMEs) Develop new revenue streams "Whenever, Wherever, However" Online Local Commercial Search Opportunities: Execution Strategy Establish the Foundation Bundled IYP sales to print advertisers Migrated print content to online platform Provided positive consumer usage experiences

Investment Highlights RHD's DNA Stable, visible revenue stream Strong ROI to diverse customer base Essential resource for people ready to buy Leveraging rich, robust content and sales force Building usage and improving customer experience Strong Yellow Pages Industry and Products Online Local Commercial Search Opportunities

Competitive Advantage "Official" Telephone Book High-Brand Recognition Long-Term Customer Relationships Broader Distribution Greater Consumer Retention More-Accurate & Robust Content Higher Product Usage Advantages Extend to Both Print and Online RHD's DNA: Incumbent Competitive Advantage

Peter McDonald President and Chief Operating Officer 30 Years 10 years RHD Dave Swanson Chairman and Chief Executive Officer 26 Years 20 years RHD Steve Blondy Senior Vice President Chief Financial Officer 9 Years 3 years RHD Industry Experience George Bednarz Vice President Corporate Planning and IT 9 Years 9 years RHD Deb Ryan Vice President Human Resources Mike Boyce Vice President Marketing 22 Years 22 years RHD 25 Years 1 year RHD Bill Hammack Vice President Strategy and Business Development 31 Years 31 years RHD Bob Bush Vice President and General Counsel 5 Years 5 years RHD Industry Experience RHD's DNA: Executive Management Team

Improving Year-Over-Year Sprint Sales Growth Since January 2003 Opportunity to Improve SBC Results Following Integration FY 2002 FY 2003 FY 2004 FY 2005G Sprint -0.03 0.012 0.027 0.04 Sprint Branded Markets RHD Acquisition RHD's DNA: RHD Business Process SBC Branded Markets FY 2004 FY 2005G FY 2006G FY 2007G Sprint -0.021 -0.02 RHD Acquisition Under Construction Implementation Execution Under Construction Implementation Execution ?

Investment Highlights Exceptional Cash Flow Stable, visible revenue stream Strong ROI to diverse customer base Essential resource for people ready to buy Leveraging rich, robust content and sales force Building usage and improving customer experience Incumbent advantages Performance culture RHD business process Strong Yellow Pages Industry and Products Online Local Commercial Search Opportunities RHD's DNA

Attractive entry multiple Strong cash flow returns Reliable and visible recurring revenue Exceptional Cash Flow: Investment Value

2002 2003 2004 2005G Net revenue 75.4 256.4 603.1 954.3 ($ millions) Exceptional Cash Flow: Financial Transformation GAAP Net Revenue

2002 2003 2004 2005G Stock Price 29.05 29.31 39.84 60.95 Cash Flow 49.955 248.597 335 375 Wtd Avg Shares 30.298 40.4 42.1 38.7 ($ millions) (except stock price) Notes: 2005 stock price as of June 3, 2005 2004 Cash Flow excludes approximately $71 million income tax refund. 2002, 2003 and 2005G figures reflect GAAP Cash Flow from Operations. See appendix for reconciliations Exceptional Cash Flow: Strong Cash Flow Growth (1) (2)

Outdoor Radio Television Diverse Media Newspapers RHD 13.6 11.9 11.4 10.3 9.8 9.8 Note: (1) RHD share price as of June 3, 2005. Based on guidance for FY 2005 adjusted EBITDA of $580 million and fully diluted shares outstanding as of March 31, 2005 of 39.4 million. See Appendix Source: Credit Suisse First Boston. Based on 2005 estimates as of April 2005 (1) Exceptional Cash Flow: Favorable EBITDA Valuation

EBITDA minus CapEx as % of Revenue Directories Radio Outdoor Broadcast TV Newspapers 0.54 0.37 0.35 0.31 0.22 Source: Deutsche Bank Securities Inc. Based on 2004 projections Exceptional Cash Flow: Superior Cash Conversion

Annual $199 million tax deduction through 2017 Annual cash tax savings of $77 million at 39.0% NPV of Cash Tax Savings: $717 Million or $18.53 Per Share (1) Note: Also includes other acquired SBC Intangibles providing additional cash tax savings of $145 million x 39.0% effective tax rate = $57 million in 2005 and $145 million remaining federal NOLs x 35% federal income tax rate. NPV calculated based on 8.5% discount rate. See appendix for additional detail Exceptional Cash Flow: Undervalued Tax Benefits

Note: (1) RHD share price as of June 3, 2005. Based on guidance for FY2005 Free Cash Flow of $340 million and weighted average fully diluted shares outstanding of 38.7 million. See Appendix Diverse Media Publishing Outdoor Radio TV RHD 22.6 21.9 16.6 15.4 15.1 6.9 Source: Credit Suisse First Boston. Based on 2005 estimates as of December 2004 Cash Is A Fact (1) Exceptional Cash Flow: Attractive Free Cash Flow Multiple

Exceptional Cash Flow: Q1 Results Notes: As adjusted results. See Appendix for reconciliations Pro forma for SBC transaction assuming 1/1/04 close and adjusted to eliminate the effects of purchase accounting Excluding income tax refunds of $12 million in millions

Cash $ 8 Bank Debt 2,073 3.6x Notes 1,225 2.1x Net Debt 3,290 5.7x Convertible Preferred Stock(2) 305 0.5x Market Value of Common Equity(3) 2,097 3.6x Total Enterprise Value $5,692 9.8x Multiple March 31, 2005 of EBITDA(1) $ millions Notes: Based on guidance for FY 2005 EBITDA of $580 million. See Appendix for reconciliations Represents estimated value upon conversion into common stock Based on fully diluted shares outstanding as of March 31, 2005 of 39.4 million, excluding the effect of any conversion of convertible preferred stock and share price as of June 3, 2005 Exceptional Cash Flow: Capitalization

Notes: Updated guidance as of June 7, 2005 Assumes conversion of preferred at beginning of period Project 17% growth in free cash flow per share in millions Exceptional Cash Flow: Updated Guidance

Investment Highlights Stable, visible revenue stream Strong ROI to diverse customer base Essential resource for people ready to buy Leveraging rich, robust content and sales force Building usage and improving customer experience Incumbent advantages Performance culture RHD business process Attractive purchase multiple High free cash flow conversion Double digit levered equity returns Strong Yellow Pages Industry and Products Online Local Commercial Search Opportunities RHD's DNA Exceptional Cash Flow

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Appendix

221 Listings

67 "rollover" Ads

Easy access to 46 websites

Tax Benefits Sprint(1) SBC(2) Total "Asset Step-Up" $1,834 $1,151 Annual Tax Amortization $122 $77 $199 Annual Cash Tax Savings $48 $30 $78 Additional Cash Tax Savings Other Intangibles(3) $57 $57 Remaining NOL Balance (4) $51 NPV of Cash Tax Savings from Step-Ups: $717 Million or $18.53 Per Share(5) Notes: Asset step-up based on $2,267 million purchase price less $433 million basis in assets acquired. Step-up amortized over 15 years from date of acquisition through January 2, 2018 Asset step-up based on $1,406 million purchase price less $255 million basis in assets acquired. Step-up amortized over 15 years from date of acquisition through August 31, 2019 Accelerated amortization in 2005 related to certain intangibles acquired from SBC. Results in additional cash tax savings of $145 million x 39.0% effective tax rate = $57 million Comprised of $145 million remaining NOLs x 35% federal income tax rate Based on a discount rate of 8.5% and 2005 guidance for average weighted fully diluted shares outstanding of 38.7 million ($ millions)

Tax Normalized Free Cash Flow 2005E Free Cash Flow $340 Less: Implied Cash Taxes (1) ($99) Fully Taxed Free Cash Flow $241 Share Price (2) $60.95 Less: PV of Tax Shield (3) (4) ($18.53) Adjusted Share Price $42.42 Tax Normalized 2005E FCF Multiple 6.8x ($ millions) Notes: Based on 2005 pretax income guidance of $253 million and tax rate of 39.0% As of June 3, 2005 Comprised of PV of tax shield from basis step-up in connection with Sprint and SBC transactions plus tax shield from NOL. Cash tax savings discounted at 8.5% Based on guidance for weighted average diluted shares outstanding for FY2005 of 38.7 million

Index of Schedules Schedule 1: Index of schedules Schedule 2: Reconciliation of publication sales for Sprint-branded directories to net revenue - GAAP for the years ended December 31, 2003 and December 31, 2002 Schedule 3: Reconciliation of net income - GAAP to EBITDA and reconciliation of EBITDA to adjusted EBITDA and pre-partnership adjusted EBITDA for the year ended December 31, 2003 Schedule 4: Reconciliation of publication sales for Sprint-branded and SBC-branded directories to net revenue - GAAP and adjusted pro forma net revenue for the years ended December 31, 2004 and December 31, 2003 Schedule 5: Reconciliation of net income - GAAP to adjusted pro forma EBITDA and normalized adjusted pro forma EBITDA for the year ended December 31, 2004 Schedule 6: Reconciliation of cash flow from operations - GAAP to free cash flow for the years ended December 31, 2003 and December 31, 2004 Reconciliation of diluted shares outstanding - GAAP to diluted shares outstanding - adjusted pro forma for the year ended December 31, 2004 Schedule 7: Unaudited Consolidated Statements of Operations for the three months ending March 31, 2005 and 2004 Schedule 8: Unaudited Adjusted Consolidated Statements of Operations for the three months ended March 31, 2005 and 2004 Schedule 9: Unaudited Consolidated Balance Sheets at March 31, 2005 and December 31, 2004 Schedule 10: Unaudited Consolidated Statement of Cash Flows for the three months ended March 31, 2005 Schedule 11: Reconciliation of Reported to Adjusted Unaudited Consolidated Statements of Operations for the three months ended March 31, 2005 and 2004 Schedule 12: Reconciliation of Non-GAAP measures Schedule 13: Notes to Schedules

Schedule 2

39

Reconciliation of Pub. Sales for Sprint-Branded Directories - FY02 & FY03 Schedule 2 See accompanying Notes to Schedules (Unaudited) Amounts in millions

Schedule 3

40

Reconciliation of Net Income to EBITDA - FY03 Schedule 3 See accompanying Notes to Schedules (Unaudited) Amounts in millions

Schedule 4

41

Reconciliation of Pub. Sales to Net Revenue - FY03 & FY04 Schedule 4 See accompanying Notes to Schedules (Unaudited) Amounts in millions

Schedule 5

42

Reconciliation of Net Income to EBITDA - FY04 Schedule 5 See accompanying Notes to Schedules (Unaudited) Amounts in millions

Schedule 6

43

Reconciliation of Cash Flow - FY03 & FY04 & Diluted Shares Outstanding - FY04 Schedule 6 See accompanying Notes to Schedules (Unaudited) Amounts in millions

Schedule 7

44

Consolidated Statements of Operations - 1Q04 & 1Q05 (Reported) Schedule 7 See accompanying Notes to Schedules

Schedule 8

45

Consolidated Statements of Operations - 1Q04 & 1Q05 (Adjusted) Schedule 8 See accompanying Notes to Schedules See reconciliation of reported to adjusted and adjusted pro forma amounts

Schedule 9

46

Consolidated Balance Sheets - FYE04 & 1Q05 Schedule 9 See accompanying Notes to Schedules

Schedule 10

47

Consolidated Statements of Cash Flows - 1Q05 Schedule 10 See accompanying Notes to Schedules

Schedule 11

48
Reconciliation of Consol. Rptd. Stmts. of Operations 1Q05 & 1Q04 Schedule 11 See accompanying Notes to Schedules

Schedule 12a

49

Reconciliation of Non-GAAP Measures Schedule 12a See accompanying Notes to Schedules

Schedule 12b

50

Reconciliation of Non-GAAP Measures (cont'd) Schedule 12b See accompanying Notes to Schedules

Schedule 12c

51

Reconciliation of Non-GAAP Measures (cont'd) Schedule 12c See accompanying Notes to Schedules

Schedule 12d

52

Reconciliation of Non-GAAP Measures (cont'd) Schedule 12d See accompanying Notes to Schedules

Schedule 12e

53

Reconciliation of Non-GAAP Measures (cont'd) Schedule 12e See accompanying Notes to Schedules

Notes to Schedules Publishing revenue is recognized using the deferral and amortization method of accounting. Under this method, when a directory is published, the publication sales value is deferred and amortized into the income statement ratably over the life of the directory, which is typically 12 months. Publication sales represent the billable value of advertising sales in directories that published during the period. If events occur during the current period that affect the comparability of sales to the prior year period, such changes in directory publication dates, then prior year sales are adjusted to conform to the current period presentation and to maintain comparability. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted pro forma EBITDA represents adjusted pro forma earnings before interest, taxes, depreciation and amortization. EBITDA and Adjusted pro forma EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income or net income prepared in conformity with GAAP. In addition, EBITDA may not be comparable to similarly titled measures of other companies. As a result of the SPA Acquisition and SBC Directory Acquisition and the related financings and associated purchase accounting, 2004 and 2003 results reported in accordance with GAAP are not comparable, nor do they reflect the Company's underlying operational or financial performance. Additionally, these considerations with respect to the SBC Directory Acquisition will also affect the comparability of our 2004 and 2005 reported GAAP results. Accordingly, management is presenting adjusted pro forma information that, among other things, eliminates the purchase accounting effects of each acquisition and assumes the SBC directory Acquisition and related financing occurred on January 1, 2003. Management believes that the presentation of this adjusted pro forma information will help financial statement users better and more easily compare current period underlying operating results against what the combined company performance would more likely have been in the comparable prior period. While management believes the adjusted pro forma results reasonably represent results as if the businesses had been combined for the full years 2003 and 2004, because of the differences in the application of accounting policies and practices between the Company and the acquired entities, management does not believe these adjusted pro forma amounts are strictly comparable, nor are they necessarily indicative of results for future periods. The pro forma results assume that the appropriate pro rata portion of the revenues and direct costs of directories acquired in connection with the SPA Acquisition and SBC Directory Acquisition that published prior to the respective acquisition, plus directories that published during the month of each acquisition, were recognized during the period pursuant to the deferral and amortization method. As a result of purchase accounting, these pre-acquisition revenues and expenses are not included in reported GAAP results. For the periods prior to the SBC Directory Acquisition, pro forma interest expense assumes that the transaction occurred at the beginning of the periods presented and is based on the incremental debt actually incurred at the time of the acquisition and the interest rate in effect at the time of the acquisition with no assumption of additional debt repayments. As a result of purchase accounting required by GAAP, we recorded the deferred directory costs related to directories that were scheduled to publish subsequent to each of the SPA Acquisition and SBC Directory Acquisition, at their fair value, determined as (a) the estimated billable value of the published directory less (b) the expected costs to complete the directories, plus (c) a normal profit margin. We refer to this purchase accounting entry as "cost uplift." This "cost uplift" with respect to each transaction has also been removed in the adjusted pro forma results. Publishing revenue is recognized using the deferral and amortization method of accounting. Under this method, when a directory is published, the publication sales value is deferred and amortized into the income statement ratably over the life of the directory, which is typically 12 months. Schedule 13

Notes to Schedules (cont'd) As a result of the SBC transaction and the related financing and associated accounting, 2005 and 2004 results reported in accordance with GAAP are not comparable, nor do they reflect the Company's underlying operational or financial performance. Accordingly, management is presenting certain non-GAAP financial measures in addition to results reported in accordance with GAAP in order to better communicate underlying operational and financial performance and to facilitate comparison of adjusted 2005 performance with adjusted pro forma 2004 results. Adjusted results for 2005 exclude the impact of purchase accounting as well as certain other adjustments. Adjusted pro forma results for 2004 also reflect the combination of RHD with the SBC directory business in Illinois and Northwest Indiana as if the transaction had been consummated at the beginning of the year presented and certain other adjustments. While management believes that the adjusted pro forma results reasonably resemble operational performances as if the SBC transaction had been consummated at the beginning of the period presented, because of differences between RHD and predecessor accounting policies, management does not believe these pro forma results are strictly comparable. The adjusted and adjusted pro forma results assume that the appropriate pro rata portion of the revenues and direct costs of directories acquired from SBC that published prior to the acquisition plus, in the case of 2004 adjusted pro forma results, all September 2004 directories were recognized during the period pursuant to the deferral and amortization method. As a result of purchase accounting, these pre-acquisition revenues and expenses are not included in reported GAAP results. For the periods prior to the actual acquisition date of September 1, 2004, adjusted pro forma interest expense assumes the transaction occurred at the beginning of the periods presented and is based on the incremental debt actually incurred at the time of the acquisition and the interest rate in effect at the time of the acquisition with no assumption for additional debt repayments. See Schedule 12 for details of all adjustments to the reported GAAP results. Additionally, the cost uplift reported under GAAP to eliminate profit on sales contracts completed before the acquisition date for directories not yet published at the acquisition date has also been excluded from adjusted and adjusted pro forma results. As a result of the Sprint transaction and the related financing and associated accounting, 2005 and 2004 results reported in accordance with GAAP are not comparable, nor do they reflect the Company's underlying operational or financial performance. Accordingly, management is presenting certain non-GAAP financial measures in addition to results reported in accordance with GAAP in order to better communicate underlying operational and financial performance and to facilitate comparison of adjusted 2005 performance with adjusted 2004 results. Adjusted results reflect the elimination of purchase accounting and certain other adjustments. The 2005 and 2004 adjusted results assume that the appropriate pro rata portion of the revenue and direct costs of directories acquired from Sprint that published prior to the acquisition plus all January 2003 Sprint directories were recognized during the period pursuant to the deferral and amortization method. As a result of purchase accounting, these pre-acquisition revenues and expenses are not included in reported GAAP results. See Schedule 12 for details of all adjustments to the reported GAAP results. Additionally, the cost uplift reported under GAAP to eliminate profit on sales contracts completed before the acquisition date for directories not yet published at the acquisition date has also been removed. The preferred dividend and the repurchase of Preferred shares is excluded because the adjusted results for the three months ended March 31, 2005 and the adjusted pro forma results for the three months ended March 31, 2004 assuming the preferred shares were completely converted to common shares at the beginning of the period and therefore no dividends would have been payable and no loss on the repurchase would have been recorded. Schedule 13

Notes to Schedules (cont'd) On a reported basis, basic EPS are calculated under the "two-class" method that requires earnings available to common shareholders, after deducting preferred dividends, to be allocated between the common and preferred shareholders based on the respective rights to receive dividends. Basic EPS are then calculated by dividing income allocable to common shareholders by the weighted average number of shares outstanding. Diluted EPS are calculated by dividing income allocable to common shareholders by the weighted average common shares outstanding plus potentially dilutive common stock equivalents. In periods that result in a net loss, the net loss is not allocated between common and preferred shareholders since the preferred shareholders do not have a contractual obligation to share in any loss. On an adjusted and adjusted pro forma basis, basic and diluted EPS are calculated as net income (loss) divided by the weighted average basic and diluted shares outstanding for the period assuming the preferred stock was converted to common stock at the beginning of the period. Adjustments for the three months ended March 31, 2005 include revenue and expenses for directories acquired from SBC that published prior to the acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP. Pro forma adjustments for the three months ended March 31, 2004 include (a) the revenue and expenses for directories acquired from SBC that published prior to the acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP, (b) DonTech's selling and operational expenses prior to the acquisition, (c) certain differences between historical and current accounting policies of RHD and the acquired entities and (d) the revenue and expenses for directories acquired from Sprint in 2003 that published prior to the acquisition plus all January 2003 directories that would have been recognized during the period absent purchase accounting adjustments required under GAAP. Additionally, the cost uplift reported under GAAP to eliminate profit on sales contracts completed before the acquisition date for directories not yet published at the acquisition date has also been removed from both periods presented. Represents the additional depreciation and amortization expense related to the tangible and identifiable intangible assets acquired from SBC over their estimated useful lives. Represents the elimination of equity accounting used to account for RHD's 50% ownership interest in DonTech prior to the SBC transaction. Represents the additional interest expense from the incremental borrowings used to finance the SBC transaction. For the periods prior to the actual acquisition date of September 1, 2004, pro forma interest expense is based on the incremental debt actually incurred at the time of the acquisition and the interest rate in effect at the time of the acquisition with no assumption for additional debt repayments. For periods after the acquisition date, interest expense is determined in accordance with GAAP results. Represents the tax effect of adjustments. Publication sales represent the billable value of advertising sales in directories that published during the period. If events occur during the current period that affect the comparability of sales to the prior year period, such as changes in directory publication dates, then prior year sales are adjusted to conform to the current period presentation and to maintain comparability. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA and adjusted pro forma EBITDA represent adjusted earnings and adjusted pro forma earnings before interest, taxes, depreciation and amortization. EBITDA, adjusted EBTIDA and adjusted pro forma EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income or net income prepared in conformity with GAAP. In addition, EBITDA may not be comparable to similarly titled measures of other companies. Schedule 13

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